C Tactical Dynamic Fund Institutional Class Trading Symbol: TGIFX Summary Prospectus April 30, 2014 www.t-shares.com

Before you invest, you may want to review the C Tactical Dynamic Fund’s (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated April 30, 2014, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://www.t-shares.com/literature.html.  You can also get this information at no cost by calling 1-866-205-0523 or by sending an email request to csmith@capitaladv.com.

Investment Objective

C Tactical Dynamic Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed on shares held 30 days or less)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Other Expenses	0.71%
Acquired Fund Fees and Expenses	0.39%
Total Annual Fund Operating Expenses(1)	1.80%
Less: Fee Waiver and Expense Reimbursement(2)	-0.16%
Net Annual Fund Operating Expenses	1.64%

Total Annual Fund Operating Expenses do not correlate to the “Ratio of Expenses to Average Net Assets Before Expense Reimbursement and Waivers” found in the Financial Highlights, which reflects the Fund’s operating expenses and does not include acquired fund fees and expenses (“AFFE”).

(2)
Capital Advisors, Inc. (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses to ensure that Net Annual Fund Operating Expenses (excluding AFFE, taxes, interest and extraordinary expenses) do not exceed 1.25% of the average daily net assets of the Fund’s Institutional Class shares (the “Expense Cap”).  The Expense Cap will remain in effect through at least April 29, 2015, and may only be terminated by the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”).  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Cap.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$167	$551	$960	$2,103

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 187.82% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests principally in unaffiliated exchange-traded funds (“ETFs”) that are traded on primary U.S. exchanges.  The Fund utilizes a rules-based, trend-following investment approach to tactically invest its portfolio across four global equity markets.  The Fund seeks to track the total return of four indices by replicating the holdings of each of the four indices listed below.  The Fund plans to allocate 25% of its portfolio to each of these four indices.  Each of these global equity markets is represented by one of the proprietary indices developed by the Advisor and maintained and published by an independent third-party index calculation agent.  Each index is comprised entirely of a number of unaffiliated ETFs (the “C Tactical Indices”).  The four global equity markets and related indices are: 1) U.S. equity market, as represented by the C Tactical U.S. Sector Index, 2) non-U.S. developed market, as represented by the C Tactical Developed Markets Index, 3) emerging markets, as represented by the C Tactical Emerging Markets Index, and 4) natural resource market, as represented by the C Tactical Natural Resources Index.

The Fund seeks to replicate the composition of the four C Tactical Indices, each of which is comprised of approximately 10 – 16 ETFs.  The Fund seeks to maintain an equal weighted exposure to each of the four global equity markets by generally investing approximately 25% of its portfolio in accordance with the composition of each of these four C Tactical Indices.  The Fund’s investment strategy, like the C Tactical Indices, will adjust exposure between the underlying ETFs within each equity market on a monthly basis depending on market conditions.  The Fund increases or decreases investments to the underlying ETFs in each equity market based upon pre-defined moving averages.  A “moving average” is a statistical measurement of the average value of a security’s historical price over a standard time period.  ETFs trading above their moving average as of their assigned measurement date remain in their respective C Tactical Index until the next monthly measurement period for that Index.  ETFs trading below their moving average as of their assigned measurement date are removed from their respective C Tactical Index until the next monthly measurement period for that Index, and replaced with an ETF that invests in short-term and intermediate-term U.S. Government bonds, investment grade credit securities and/or money market reserves.  This investment methodology seeks to eliminate exposure to ETFs within each equity market that are demonstrating negative momentum while maintaining exposure to ETFs with positive momentum.  The Advisor expects that the Fund’s investment strategy will result in a portfolio turnover rate in excess of 100% on an annual basis.

Adjustments to the allocation for each of the four equity markets and their underlying ETFs occur once per month.  The C Tactical Developed Markets Index is measured on the first Friday of the month; the C Tactical U.S. Sector, Emerging Markets and Natural Resources Indices adjust on the second, third and fourth Fridays of each month, respectively.  Total exposure across the four global equity markets (as opposed to exposure to ETFs invested in short-term and intermediate-term U.S. Government bonds, investment grade credit securities and/or money market reserves) can range from 0% to 100% depending on the moving average indicators for each ETF.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.  There is the risk that you could lose money on your investment in the Fund.  The following are the principal risks that could adversely affect the value of your investment in the Fund:

•	Market Risk – The value of ETFs the Fund holds, or the overall stock market, may decline over short or extended periods.

•
Management Risk – The Fund’s ability to achieve its investment objective depends on the ability of the Advisor’s investment strategies and research, analysis, and determination of portfolio securities, particularly in volatile stock markets.

•
ETF Risk – When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF generally reflects the risks of owning the underlying securities the ETF holds.  The Fund also will incur brokerage costs when it purchases ETFs.  ETFs may not track their underlying indices.

•
Trend Following Risk – The Fund’s trend following strategy responds to changes that have already begun to occur in the marketplace.  While the strategy attempts to position the Fund in a way that will allow it to benefit from trends that continue for extended periods of time, the strategy will also not anticipate trends.  As a result, there is a risk that the Fund will be late in either investing in ETFs that are expected to benefit from improving trends or selling ETFs that are expected to suffer from deteriorating trends.  The Fund may therefore not fully participate in profits, nor fully protect against losses, than would be the case if it were able to successfully predict trends.  These risks may be magnified because adjustments in the allocations to ETFs in the C Tactical Indices (and therefore the Fund) occur only once per month and only after a trend has been identified. As a result, there may be a lag of up to a month after a trend is recognized before the portfolio can be adjusted.

•
Model Risk – The Fund’s investment strategy is based upon proprietary investment models as well as on information and data supplied by third parties.  When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon may result in a decline in the value of your investment.

•
Tracking Error Risk – The Fund’s return may not correlate to the return of the C Tactical Indices due to, among other factors, the Fund incurring operating expenses, and not being fully invested at all times as a result of cash inflows and cash reserves to meet redemptions.

•
Sector Risk – Sector-specific ETFs may entail greater volatility than ETFs diversified across sectors since sector-specific ETFs are more susceptible to economic, political, regulatory and other occurrences influencing such sector.

•
Non-U.S. Investment Risk – The Fund may invest in foreign securities through its investment in ETFs.  These investments are subject to special risks.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

•
Emerging Markets Risk – There is a risk that prices of emerging market securities might be more volatile, or be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

•
Commodities Risk – The Fund’s assets will be allocated to ETFs invested in commodities and commodity linked instruments.  Investments in commodities, such as gold, or commodity linked instruments, such as futures contracts, options on futures contracts, options and swaps, will subject the Fund’s portfolio to volatility that may also deviate from the price movements in equity and fixed income securities.  Additionally, investments in companies involved in commodity-related businesses may be subject to greater volatility than companies involved in more traditional businesses.

•
Fixed Income Securities Risks – The Fund’s assets will at times be allocated to ETFs invested in fixed income securities.  Interest rates may go up resulting in a decrease in the value of the fixed income securities held by the ETFs.  Credit risk is the risk that an issuer will not make timely payments of principal and interest.  There is also the risk that an issuer may “call,” or repay, its bonds before their maturity dates.  Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain fixed income securities may make it more difficult to buy or sell a security at a favorable price or time.  It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

•
Portfolio Turnover Risk – A high portfolio turnover rate (100% or more) increases the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance.  Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover.

Who May Want to Invest in the Fund?

The Fund may be appropriate for investors who:

•	Are pursuing a long-term goal such as retirement;

•	Seek diversification through a rules-based investment discipline applied to the global equity markets;

•	Seek a dynamic overlay strategy to complement more static allocations within a diversified portfolio; or

•	Seek exposure to global equity markets through a strategy that seeks to reduce downside risk during negative market climates.

Performance

The following performance information provides some indication of the risks of investing in the Fund.  The bar chart shows the Fund’s Institutional Class shares’ performance for one year.  The table shows how the Fund’s average annual returns for 1 year and since inception compare with those of broad measures of market performance.  The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.  Updated performance information is available on the Fund’s website at www.t-shares.com or by calling the Fund toll-free at 1-866-205-0523.

Calendar Year Total Return as of December 31 – Institutional Class

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 4.79% for the quarter ended December 31, 2013, and the lowest quarterly return was -1.95% for the quarter ended June 30, 2013.

Average Annual Total Returns (For the periods ended December 31, 2013)	1 Year	Since Inception (8/10/2012)
Institutional Class
Return Before Taxes	7.16%	7.90%
Return After Taxes on Distributions	7.05%	7.77%
Return After Taxes on Distributions and Sale of Fund Shares	4.14%	6.06%
Blended Index(1) (reflects no deduction for fees, expenses, or taxes)	13.53%	14.25%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	22.78%	23.94%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)	-2.60%	3.99%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	32.39%	24.44%
S&P Global Natural Resources Index (reflects no deduction for fees, expenses, or taxes)	1.55%	4.62%
(1)  The Blended Index is an equal-weight composite of the MSCI EAFE Index, MSCI Emerging Markets Index, S&P 500® Index, and S&P Global Natural Resources Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Advisor.  Capital Advisors, Inc. is the investment advisor to the Fund.

Portfolio Managers.  Keith C. Goddard, CFA, CEO and Chief Investment Officer for the Advisor, Channing S. Smith, CFA, Managing Director of Equity Strategies for the Advisor, and Monty L. Butts, Managing Director of Credit Strategies for the Advisor, are the co-portfolio managers responsible for the day-to-day management of the Fund’s portfolio and have managed the Fund since its inception in 2012.

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (C Tactical Dynamic Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-866-205-0523 or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.  The Advisor will waive the minimum investment amount for any investor until such time as the Fund's assets under management reach $100 million.

Type of Account	To Open Your Account	To Add to Your Account
All Accounts	$100,000	Any Amount

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as an IRA or 401(k) plan.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary, the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.